UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 16, 2005


                     The St. Paul Travelers Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                        001-10898             41-0518860
-------------------------------     ------------------------   --------------
(State or other jurisdiction of     (Commission File Number)    (IRS Employer
    incorporation) Number)                                     Identification)

      385 Washington Street
      Saint Paul, Minnesota                                          55102
----------------------------------------                           ---------
(Address of principal executive offices)                           (Zip Code)

                                 (651) 310-7911
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01     Other Events.

On November 16, 2005, The St. Paul Travelers Companies, Inc. issued a press release announcing its preliminary estimate for losses relating to Hurricane Wilma. The press release is filed as Exhibit 99 to this Report and is incorporated by reference herein.


Item 9.01.    Financial Statements and Exhibits.

       (c)  Exhibits.


Exhibit No.   Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated November 16, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2005                 THE ST. PAUL TRAVELERS COMPANIES, INC.

                                        By: /s/ Bruce A. Backberg
                                            -----------------------------
                                            Name:  Bruce A. Backberg
                                            Title: Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated November 16, 2005.